UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020

NATIONAL RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue Suite 900 Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 265-7348

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	NNN	New York Stock Exchange
5.200% Series F Preferred Stock, $0.01 par value	NNN/PF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On August 4, 2020, National Retail Properties, Inc. (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with each of Wells Fargo Securities, LLC, BofA Securities, Inc., BTIG, LLC, Capital One Securities, Inc., Citigroup Global Markets Inc., Jefferies LLC, Morgan Stanley & Co. LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC, Robert W. Baird & Co. Incorporated, Stifel, Nicolaus & Company, Incorporated, TD Securities (USA) LLC and Truist Securities, Inc. (and, as applicable, their respective affiliates), acting in their capacity as sales agents (the “sales agents”) and/or (except in the case of BTIG, LLC, Capital One Securities, Inc., Robert W. Baird & Co. Incorporated, Stifel, Nicolaus & Company, Incorporated and Truist Securities, Inc.) as forward sellers (the “forward sellers”), and each of Wells Fargo, National Association, Bank of America, N.A., Citibank, N.A., Jefferies LLC, Morgan Stanley & Co. LLC, Raymond James & Associates, Inc., Royal Bank of Canada and The Toronto-Dominion Bank, as forward purchasers (the “forward purchasers”), pursuant to which the Company may issue and sell, from time to time, up to 17,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share. Concurrently with entry into the Equity Distribution Agreement, the Company entered into separate forward master confirmations (collectively, the “Master Confirmations”), each dated August 4, 2020, by and between the Company and each of the forward purchasers.

The Equity Distribution Agreement provides that, in addition to the issuance and sale of common stock by the Company through a sales agent acting as a sales agent or directly to the sales agent acting as principal for its own account at a price agreed upon at the time of sale, the Company also may enter into forward sale agreements, between the Company and each of the forward purchasers, or their respective affiliates. Upon entering into the Equity Distribution Agreement, the Company simultaneously terminated the equity distribution agreements it entered into with certain of the same parties in connection with a prior at the market offering program established in February 2018.

The Equity Distribution Agreement provides that, in addition to the issuance and sale of the Shares by the Company through the sales agents, the Company also may enter into forward sale agreements under the Master Confirmations. In connection with any particular forward sale agreement, the relevant forward purchaser will, at the Company’s request, borrow from third parties and sell a number of Shares equal to the number of Shares underlying the particular forward sale agreement.

The Company will not initially receive any proceeds from the sale of borrowed Shares. The Company expects to fully physically settle each particular forward sale agreement with the applicable forward purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of Shares underlying the particular forward sale agreement multiplied by the applicable forward sale price. However, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds from the issuance of Shares, and will instead receive or pay cash (in the case of cash settlement) or receive or deliver Shares of our common stock (in the case of net share settlement).

Each sales agent will receive from us a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of all Shares sold through it as sales agent under the Equity Distribution Agreement. In connection with each forward sale, the Company will pay the applicable forward purchaser, in the form of a reduced initial forward sale price under the related forward sale agreement with the related forward purchaser, commissions at a mutually agreed rate that shall not be more than 2.0% of the sales price of all borrowed Shares sold by it as a forward seller.

Sales of the Shares, if any, pursuant to the Equity Distribution Agreement may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange, as well as in negotiated or other transactions described in the prospectus supplement relating to the offering of the Shares, which may include block trades. The Company or any of the sales agents or forward purchasers may at any time suspend solicitation and offers under the Equity Distribution Agreement or terminate the Equity Distribution Agreement, but in the case of a sales agent or a forward purchaser, only with respect to itself.

The Shares will be issued pursuant to the Company’s registration statement on Form S-3ASR (File No. 333-240297), filed with the Securities and Exchange Commission (the “Commission”) on August 3, 2020, which became immediately effective upon filing, and a prospectus supplement dated August 4, 2020, filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act.

The foregoing description of the Equity Distribution Agreement and the Master Confirmations does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the Equity Distribution Agreement filed herewith as Exhibit 1.1 and the form of Master Confirmation filed herewith as Exhibit 1.2 to this Current Report and are incorporated herein by reference. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-240297) of the Company and are filed herewith for incorporation by reference into such Registration Statement.

1.1	Equity Distribution Agreement, dated August 4, 2020, among the Company and each of Wells Fargo Securities, LLC, BofA Securities, Inc., BTIG, LLC, Capital One Securities, Inc., Citigroup Global Markets Inc., Jefferies LLC, Morgan Stanley & Co. LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC, Robert W. Baird & Co. Incorporated, Stifel, Nicolaus & Company, Incorporated, TD Securities (USA) LLC and Truist Securities, Inc., as sales agent, and/or (except in the case of BTIG, LLC, Capital One Securities, Inc., Robert W. Baird & Co. Incorporated, Stifel, Nicolaus & Company, Incorporated and Truist Securities, Inc.) forward seller, and each of Wells Fargo, National Association, Bank of America, N.A., Citibank, N.A., Jefferies LLC, Morgan Stanley & Co. LLC, Raymond James & Associates, Inc., Royal Bank of Canada and The Toronto-Dominion Bank, each in its capacity as forward purchaser.

1.2	Form of Master Forward Confirmation.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the securities being issued by the Company.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RETAIL PROPERTIES, INC.

By:	/s/ Kevin B. Habicht
Name:	Kevin B. Habicht
Title:	Executive Vice President,
Chief Financial Officer,
Assistant Secretary and Treasurer

Dated: August 4, 2020